Exhibit 31.2

CERTIFICATION

I, Stuart A. Rothstein, hereby certify that:

1.               I have reviewed this annual report on Form 10-K of CharterMac;

2.               Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.               Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.               The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the registrant and we have:

a)     designed such disclosure controls and procedures to ensure the material information relating to the registrant, including its onsolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)    evaluated the effectiveness of the registrant’s disclosure controls and procedures

c)     in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.               The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors or persons performing the equivalent functions:

a)     all significant deficiencies in the design or operation of internal control which adversely affect the registrant’s ability to record, process, summarize and report financial data; and

b)    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control and

Date:	March 15, 2004	By:	/s/ Stuart A. Rothstein
Stuart A. Rothstein
Chief Financial Officer